Exhibit 10.6

                                LOCK-UP AGREEMENT

American Life Holding Company, Inc.
4823 Old Kingston Pike
Suite 125
Knoxville, Tennessee 37919

         Re:      American Life Holding Company, Inc. (the "Company")

Gentlemen:

         The undersigned is a director of the Company and either is the beneficial owner of, or otherwise controls, such shares of the Company's common stock as are set forth below (collectively, the "Company Common Shares"). In connection with the Company's pending registration statement on Form SB-2, SEC file number 333-99415, for the 90 day period beginning on such date as the Company's common stock shall be quoted in the over-the- counter market or listed on a national securities exchange, the undersigned irrevocably agrees that he will not,

         1. offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase ay option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Company Common Shares, or

         2. enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Company Common Shares, whether any such transaction is to be settled by delivery of Company Common Shares or such other securities, in cash or otherwise.

Dated: October 25, 2002

                                                   /S/ Archer W.Bishop
                                                ----------------------------
                                                Archer W. Bishop, Jr.,
                                                individually and as
Shares Covered by this Lock-Up Agreement        trustee of the various trust
                                                set forth herein

Record Holder                                   No. of Shares
-------------                                   -------------
Archer W. Bishop, Jr.                            132,051
Archer W. Bishop Irrevocable Trust                25,000
Baker O. Bishop Irrevocable Trust                 25,000
Kritsin K. Bishop Irrevocable Trust               25,000
Thompson A. Bishop Irrevocable Trust              25,000
                                                  ------
                                                  232,051